                                                                    EXHIBIT 10.3

                             CONTRIBUTION AGREEMENT



                                    BETWEEN


                            BELAIR CAPITAL FUND LLC


                                      AND


                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                                      AND
                         NATIONAL GOLF PROPERTIES, INC.



                          Dated:  As of April 20, 1998

                             CONTRIBUTION AGREEMENT
                             ----------------------

          Contribution Agreement (this "AGREEMENT") made as of the 20th day of
                                        ---------
April, 1998 ("AGREEMENT DATE"), by and between BELAIR CAPITAL FUND LLC, a
              --------------
Massachusetts limited liability company (the "CONTRIBUTOR"), and NATIONAL GOLF
                                              -----------
OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("OPERATING
                                                              ---------
PARTNERSHIP") and NATIONAL GOLF PROPERTIES, INC., a Maryland corporation
-----------
("COMPANY").
---------


                                  WITNESSETH:

          WHEREAS, Contributor desires to contribute to Operating Partnership cash in return for Preference Units in Operating Partnership on the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.    DEFINITIONS.  For purposes of this Agreement, the following terms
               -----------
shall have the meanings set forth below:

          "AGREEMENT" has the meaning set forth in the initial paragraph hereof.
           ---------

          "AGREEMENT DATE" has the meaning set forth in the initial paragraph
           --------------
hereof.

          "AGREEMENT OF LIMITED PARTNERSHIP" means the Second Amended and
           --------------------------------
Restated Agreement of Limited Partnership of Operating Partnership, dated as of the date hereof substantially in the form attached hereto as EXHIBIT A, as amended from time to time.

          "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT" means the Amended
           --------------------------------------------------
and Restated Registration Rights Agreement substantially in the form attached hereto as EXHIBIT B.

          "ARTICLES SUPPLEMENTARY" means the Articles Supplementary,
           ----------------------
substantially in the form attached hereto as EXHIBIT C.

          "BYLAWS" means the Bylaws of the Company, as amended from time to
           ------
time.

          "BROKER" has the meaning set forth in PARAGRAPH 10.
           ------

          "CLOSING" has the meaning set forth in PARAGRAPH 6(a).
           -------

          "CHARTER" means the Articles of Incorporation of the Company, as
           -------
amended and restated from time to time including, as amended by the Articles Supplementary.

          "CODE" means the Internal Revenue Code of 1986, as amended.
           ----

          "COMPANY" has the meaning set forth in the initial paragraph hereof.
           -------

          "CONTRIBUTION AMOUNT" means $15,000,000.
           -------------------

          "CONTRIBUTOR" has the meaning set forth in the initial paragraph
           -----------
hereof.

          "CONTRIBUTOR'S CLOSING DOCUMENTS" has the meaning set forth in
           -------------------------------
PARAGRAPH 6(c).

          "EXCHANGE DATE" means, with respect to any Preferred Unit, the date on
           -------------
which the exchange of such Preferred Units for Preferred Shares shall occur in accordance with the Partnership Agreement.

          "ERISA" means the Employee Retirement Income Securities Act of 1974,
           -----
as amended.

          "GAAP" means generally accepted accounting principles consistently
           ----
applied as in effect as of the date of the financial statements to which such principles are applied.

          "GOVERNING DOCUMENTS" means, with respect to (i) a limited
           -------------------
partnership, such limited partnership's certificate of limited partnership and the agreement of limited partnership, and any amendments or modifications of any of the foregoing; (ii) a corporation, such corporation's articles or certificate of incorporation, by-laws and any applicable authorizing resolutions, and any amendments or modifications of any of the foregoing; (iii) a limited liability company, such limited liability company's articles or certificate of organization, by-laws and operating agreement or agreement of limited liability company, and any amendments or modifications of any of the foregoing.

          "MANAGER" means Eaton Vance Management, a Massachusetts business
           -------
trust, as manager of Contributor.

          "OPERATING PARTNERSHIP" has the meaning set forth in the initial
           ---------------------
paragraph hereof.

          "OPERATING PARTNERSHIP'S CLOSING DOCUMENTS" has the meaning set forth
           -----------------------------------------
in PARAGRAPH 6(b).

          "PARTNER" has the meaning ascribed to such term in the Agreement of
           -------
Limited Partnership.

          "PERSON" means a natural person, partnership (whether general or
           ------
limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

          "PREFERENCE UNITS" means Series A Preferred Units as such term is
           ----------------
defined in the Agreement of Limited Partnership.

          "PREFERRED SHARES" means shares of Company's 8% Series A Cumulative
           ----------------
Redeemable Preferred Stock, par value $.01 per share, with the terms and provisions set forth in the Articles Supplementary.

          "PTP" means a "publicly traded partnership" within the meaning of
           ---
Section 7704 of the Code.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.
           --------------

          "SUBSIDIARY" means with respect to any Person, any corporation,
           ----------
partnership, limited liability company, joint venture or other entity of which a majority of (i) voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

          "US$" means United States dollars, lawful money of the United States
           ---
of America.

         2.    CONTRIBUTION OF CASH.  Subject to the terms and provisions of
               --------------------
this Agreement, Contributor hereby agrees to contribute to Operating Partnership the Contribution Amount on the date of the Closing in consideration for 300,000 Preference Units in Operating Partnership. Subject to the terms and provisions of this Agreement, Operating Partnership hereby agrees to accept the Contribution Amount and to issue to Contributor 300,000 Preference Units in exchange therefor.

         3.    CONDITIONS TO CLOSING.  (a)  Conditions to Operating
               ---------------------        -----------------------
Partnership's and Company's Obligations.  Operating Partnership's and Company's
---------------------------------------
obligations under this Agreement to accept the Contribution Amount, provide Contributor with Preference Units and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Operating Partnership and Company) of the following conditions on or before the
Closing:

          (i) Accuracy of Representations and Warranties.  The representations
              ------------------------------------------
          and warranties of Contributor contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

          (ii) Performance of Agreement.  Contributor shall have performed, in
               ------------------------
          all material respects, all of its covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing, including, without limitation, delivery of the Contribution Amount.

          (iii)  Delivery of Closing Documents.  Operating Partnership and
                 -----------------------------
          Company shall have received the Contributor's Closing Documents.

          In the event that for any reason any of the conditions set forth in this PARAGRAPH 3(a) or elsewhere in this Agreement are not satisfied or waived by Operating Partnership and Company at or prior to the Closing, at Operating Partnership's or Company's option, this Agreement shall be terminated and Operating Partnership, Company and Contributor shall be released from their obligations under this Agreement and none of Operating Partnership, Company or Contributor shall have any further liability hereunder.

          (b)  Conditions to Contributor's Obligations.  Contributor's
               ---------------------------------------
obligations under this Agreement to deliver the Contribution Amount and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Contributor) of the following conditions on or before the Closing:

          (i) Pending Litigation.  Contributor shall have determined in
              ------------------
          Contributor's sole judgement, that there is no pending litigation or like proceeding with respect to Operating Partnership or Company which, if successfully pursued, would prevent the consummation of the transactions contemplated hereby.

          (ii) Accuracy of Representations and Warranties.  The representations
               ------------------------------------------
          and warranties of Operating Partnership and Company contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

          (iii)  Performance of Agreement.  Operating Partnership and Company
                 ------------------------
          shall have performed, in all material respects, all of their respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

          (iv) Delivery of Closing Documents.  Contributor shall have received
               -----------------------------
          the Operating Partnership's Closing Documents.

          In the event that for any reason any of the conditions set forth in this PARAGRAPH 3(b) or elsewhere in this Agreement are not satisfied or waived by Contributor at or prior to the Closing, at Contributor's option, this Agreement shall be terminated and Contributor, Operating Partnership and Company shall be released from their obligations under this Agreement and none of Contributor, Operating Partnership or Company shall have any further liability hereunder.

         4.    COVENANTS.  (a)  On the Exchange Date, Company shall issue
               ---------
Preferred Shares in Company in a number equal to the number of Preferred Shares into which the Preference Units are exchangeable pursuant to the terms of the Agreement of Limited Partnership. Upon consummation of such exchange in accordance with the terms of the Agreement of Limited Partnership, and issuance in accordance with the Charter, the Preferred Shares shall be validly issued, fully paid and non-assessable pursuant to the Articles Supplementary.

          (b) Operating Partnership covenants to notify holders of Preference Units promptly in the event Company or any Subsidiary of Company anticipates or realizes either that (i) the amount of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code will equal 10% or more of Operating Partnership's total assets or (ii) there is a material increase in the amount of Operating Partnership's assets constituting "stock and securities" if immediately preceding such material increase the amount of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code equaled 10% or more of the Operating Partnership's total assets.

          (c) Company agrees that, from and after January 1, 1999, it will notify holders of Preference Units promptly in the event that Company or any Subsidiary of Company takes the position that Operating Partnership is, or upon consummation of an identified event in the then immediate future will be, a PTP.

          (d) Through the end of 1998, Operating Partnership: (i) shall take all actions reasonably available to it under the Agreement of Limited Partnership as presently in effect to avoid treatment as a PTP; and (ii) shall not issue, or enter into binding agreements to issue, any Operating Partnership units to the extent such issuance would cause it to have more than 60 partners within the meaning of Treasury Regulation Section 1.7704-1(h)(3) immediately after such issuance.

          (e) For each taxable year, Company will promptly provide notice to the holders of the Preference Units in the event Company or any Subsidiary of Company anticipates or realizes that less than 90% of the gross income of Operating Partnership for such taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code.

          (f) Operating Partnership covenants that it shall deliver to holders of Preference Units the following:

              (i) as soon as available, but in no event later than five business days following the date on which Company files its annual report in respect of a fiscal year on Form 10-K, or such other applicable form ("Form 10-K"), with the Securities and Exchange Commission (the "COMMISSION") (or, in the
                                      ----------
event that Operating Partnership is required under rules and regulations promulgated by the Commission to file with the Commission a Form 10-K separate from Company's Form 10-K, five business days after the filing of such report by Operating Partnership with the Commission), a complete copy of Operating Partnership's financial statements for such fiscal year including a balance sheet, income statement and cash flow statement for such fiscal year in accordance with GAAP (except with respect to footnotes); and

              (ii) as soon as available, but in no event later than five business days following the date on which Company files its quarterly report in respect of a fiscal quarter on Form 10-Q, or such other applicable form ("Form 10-Q"), with the Commission (or, in the event the Operating Partnership is required under rules and regulations promulgated by the Commission to file with the Commission a Form 10-Q separate from Company's Form 10-Q, five business days after the filing of such report by Operating Partnership with the Commission), a complete copy of Operating Partnership's unaudited quarterly financial statements for such fiscal quarter including a balance sheet, income statement and cash flow statement for such fiscal quarter prepared in accordance with GAAP (except with respect to footnotes).

          (g) Provided that all other conditions to Operating Partnership's and Company's obligations set forth in this Agreement have been satisfied or properly waived, Operating Partnership covenants that it shall record Contributor as the holder of the Preference Units on its books and records and shall admit Contributor as a limited partner to Operating Partnership on the date of the Closing in accordance with the Agreement of Limited Partnership.

          (h) Company or Operating Partnership shall not issue any Preference Units to any Person other than Contributor and shall not issue any Preferred Shares to any Person other than a holder of Preference Units upon exchange of such Preference Units.

          (i) So long as there shall be accrued and unpaid distributions in arrears with respect to the Preference Units, Company or Operating Partnership shall not sell, exchange, dispose of or otherwise transfer any property of the Partnership contributed at the time of the closing of the initial public offering of the common shares in the Company prior to the end of the fifteenth
(15th) year following the Effective Date (as defined in the Agreement of Limited Partnership) in a manner that requires distributions to be made to Common Limited Partners pursuant to SECTION 7.1.A(3) of the Agreement of Limited Partnership, unless (i) all such Common Limited Partners entitled to such distributions waive their right to receive such distributions in cash or by a promissory note pursuant to SECTION 7.1.A(3), or (ii) any such distributions in arrears with respect to the Preference Units are paid in full with the proceeds of such sale, exchange, disposition or transfer.

          (j) Through July 31, 1998, upon request of Contributor, Operating Partnership and Company agree to deliver a certificate to Contributor bringing down the representations and warranties made by Operating Partnership and Company in PARAGRAPH 8(d), (e) and (f) to a date requested by Contributor (but not later than July 31, 1998) if and to the extent, after due inquiry, Operating Partnership and Company can make such representations and warranties as of date.

          The covenants set forth in this PARAGRAPH 4 shall survive the Closing.

         5.    TRANSACTION COSTS.  Except as otherwise specifically set forth
               -----------------
herein, each of the parties hereto shall bear its own costs and expenses with respect to the transaction contemplated hereby.

         6.    CLOSING.  (a)  The closing of the transactions contemplated by
               -------
this Agreement shall be consummated on April 20, 1998 (the "CLOSING").
                                                            -------

          (b) At the Closing, Operating Partnership and Company shall deliver to Contributor the following documents and the following other items (the documents and other items described in this PARAGRAPH 6(b) being collectively referred to herein as the "OPERATING PARTNERSHIP CLOSING DOCUMENTS"):
               ---------------------------------------

          (i) This Agreement duly executed and delivered by Operating Partnership and Company;

          (ii) The Agreement of Limited Partnership, duly executed and delivered by all persons necessary to make such agreement binding on and enforceable against all Partners in Operating Partnership;

          (iii) The Amended and Restated Registration Rights Agreement, duly executed and delivered by Company;

          (iv) A Certificate of the Secretary of Company, substantially in the form set forth on EXHIBIT D together with completed exhibits attached thereto,
                  ---------
executed by the secretary of the Company and dated as of the date of the Closing;

          (v) A copy of Company's Articles Supplementary, certified as filed by the State Department of Assessments and Taxation of Maryland;

          (vi) An opinion of counsel or counsels to Company and Operating Partnership substantially in the form set forth on EXHIBIT E;
                                                   ---------

          (vii)  A Cross-Receipt, substantially in the form set forth on EXHIBIT
                                                                         -------
F, duly executed and delivered by the Company and Operating Partnership;
-

          (viii)  A global certificate representing the Preference Units;

          (ix) A Written Consent of the existing limited partners in the Operating Partnership, substantially in the form set forth on EXHIBIT G;
                                                              ---------

          (x) A Written Consent of Operating Partnership consenting to the pledge of the Preference Units to Merrill Lynch International Bank Limited and Merrill Lynch Capital Services, Inc., substantially in the form set forth on EXHIBIT H; and
---------

          (xi) those closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby;

          (c) At the Closing, Contributor shall deliver to Operating Partnership and Company the following documents and the following other items (the documents and other items described in this PARAGRAPH 6(c) being collectively referred to herein as the "CONTRIBUTOR'S CLOSING DOCUMENTS"):
               -------------------------------

          (i) counterparts of documents listed in PARAGRAPH 6(b)(i), (ii),
(iii), AND (vii) duly executed and delivered by Contributor.

          (ii) those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

         7.    REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR.  Contributor makes
               ---------------------------------------------
the following representations and warranties to Operating Partnership and Company, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

          (a) Contributor is duly organized and validly existing under the laws of the state of its organization and has been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transactions contemplated hereby, and the Manager of Contributor executing this Agreement on behalf of Contributor has been duly authorized by all necessary and appropriate action on behalf of Contributor. This Agreement is a valid and binding obligation of Contributor, enforceable against Contributor in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

          (b) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Contributor or its Manager or (ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which Contributor is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the
foregoing.    No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Contributor.

          (c) Contributor acknowledges that the Preference Units have not been and will not be registered or qualified under the Securities Act or any state securities laws and are offered in reliance upon an exemption from registration
under Regulation D of the Securities Act and similar state law exceptions.   The
Preference Units to be received by Contributor hereunder and any Preferred Shares acquired in exchange therefor shall be held by Contributor for investment purposes only for its own account, and not with a view to or for sale in connection with any distribution of the Preference Units or such Preferred Shares, and Contributor acknowledges that the Preference Units and Preferred Shares cannot be sold or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act or pursuant to a exemption therefrom; and the Preference Units may not be sold, assigned or otherwise transferred except in compliance with the Agreement of Limited Partnership. Contributor hereby acknowledges receipt of a copy of the Agreement of Limited Partnership and represents that it has reviewed same and understands the provisions thereof which have a bearing on the representations made in this PARAGRAPH 7(c).

          (d) Contributor has no contract, understanding, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity or any other person or entity, with respect to any or all of the Preference Units it will receive in accordance with the provisions hereof or any Preferred Shares to be acquired in exchange therefor.

          (e) Contributor is an "accredited investor" within the meaning of Regulation D under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of receiving and owning the Preference Units and Contributor is able to bear the economic risk of such ownership.

          (f) No part of the funds to be used by Contributor to purchase the Preference Units constitutes "plan assets", as defined in Department of Labor Regulation Section 2510.3-101 (29 C.F.R. 2510.3-101), of any "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or individual retirement account or plan which is subject to Section 4975 of the Code (collectively, a "Benefit Plan") or of any account or entity whose underlying assets constitute "plan assets" of a Benefit Plan by reason of the Benefit Plan's investment in the account or entity. Contributor is not an employee benefit plan subject to ERISA or Section 4975 of the Code.

          (g) In making this investment, Contributor is relying upon the advice of its own personal, legal and tax advisors with respect to the tax and other aspects of an investment in Operating Partnership.

          (h) There has been made available to Contributor and its respective advisors the opportunity to ask questions of, and receive answers from, Operating Partnership and Company concerning the terms and conditions of the investment in the Preference Units, and to obtain Company's Registration Statement filed with the Securities and Exchange Commission on Form S-11, the Agreement of Limited Partnership, and any additional information, to the extent that any of them possess such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to it, or to otherwise make an informed investment decision, and that Contributor has had an opportunity to consult with counsel and other advisers about the investment in the Preference Units, and that all material documents, records and books pertaining to such investment have, on request, been made available to Contributor and its respective advisors. Contributor has reviewed Company's Registration Statement, referenced above, and any other documents filed by Company since January 1, 1997 in accordance with the requirements of the Securities Act of 1934, including any business plans or strategies of Company or of Operation Partnership set forth therein.

          (i) None of Contributor or any of its advisors, including Merrill Lynch & Co., is aware of or has engaged in any form of general solicitation or advertising with respect to sales of the Preference Units, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and

(ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

          (j) Contributor shall accept an interest in a global certificate representing the Preference Units with the following legends appearing thereon:

     THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN THE PARTNERSHIP AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR OTHER EVIDENCE SATISFACTORY TO THE OPERATING PARTNERSHIP THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.


          Contributor and Manager of Contributor hereby expressly permit Ballard Spahr Andrews & Ingersoll, as counsel to Company, and Latham & Watkins, as counsel to Company and Operating Partnership, to rely upon representations and warranties set forth above as if such representations and warranties were made by Contributor and Manager of Contributor directly to Ballard Spahr Andrews & Ingersoll and Latham & Watkins.

         8.    REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP AND
               -----------------------------------------------------------
COMPANY.  Operating Partnership and Company make the following representations
-------
and warranties to Contributor and Eaton Vance Management, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

          (a) Operating Partnership is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue, sell and deliver the Preference Units and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Operating Partnership have been duly authorized by all necessary and appropriate action on behalf of Operating Partnership. This Agreement is a valid and binding obligation of Operating

Partnership, enforceable against Operating Partnership in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

          (b) Company is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue and deliver, upon exchange of the Preference Units, the Preferred Shares and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Company have been duly authorized by all necessary and appropriate action on behalf of Company. This Agreement is a valid and binding obligation of Company, enforceable against Company in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy. Notwithstanding anything to the contrary in this Agreement, Company shall not be obligated to issue Preferred Shares in violation of the provisions on stock ownership limitations set forth in the Charter or the Agreement of Limited Partnership.

          (c) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Company or Operating Partnership or any of its general partners or
(ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which Company or Operating Partnership is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, registration or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Operating Partnership or Company, except for filings under state securities or "blue sky" laws."

          (d) Immediately following the issuance of the Preference Units pursuant to this Agreement, less than 8% of Operating Partnership's assets will consist of "stock and securities" within the meaning of Section 351(e)(1) of the Code and Operating Partnership has no plan to increase the amount of its assets constituting "stock and securities" to an amount equal to or greater than 10% (except for cash equivalents and assets arising from the temporary investment of stock or debt issuance proceeds).

          (e) Operating Partnership has not been and is not presently a PTP.

          (f) Neither Company nor any Subsidiary of Company has any present plan or intention, and neither Company nor any Subsidiary of Company has any actual knowledge of any present plan or intention of any partner in Operating Partnership, to take any action or actions that would or likely would result in Operating Partnership becoming a PTP in the foreseeable future. Neither Company nor any Subsidiary of Company has actual knowledge of facts that reasonably would cause it to expect that Operating Partnership would or likely would become a PTP in the foreseeable future. For purposes of the representations set forth in this PARAGRAPH 8(f), it is understood that neither the Company nor any Subsidiary of Company shall have any duty of inquiry.

          (g) The Company has properly elected to be taxed as a real estate investment trust (REIT) in accordance with Sections 856 to 860 of the Code, currently qualifies for taxation as a REIT and has no plan or intention or knowledge of facts that likely would cause it to fail to qualify for taxation as a REIT in the foreseeable future.

          (h) The Preference Units have been duly authorized and upon contribution of the Contribution Amount to the Operating Partnership will be validly issued, fully paid and, to the extent permitted by the Revised Uniform Limited Partnership Act of the State of Delaware, non-assessable.

          (i) The Preferred Shares issuable upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership have been duly and validly reserved for issuance, and upon issuance in accordance with this Agreement, the Agreement of Limited Partnership and the Charter, shall be duly and validly issued, fully paid and non-assessable.

          (j) Neither the issuance, sale or delivery of the Preference Units nor, upon exchange, the issuance and delivery of the Preferred Shares, is subject to any preemptive right of any Partner of Operating Partnership arising under law or the Agreement of Limited Partnership or any stockholder of Company arising under applicable law or the Charter or Bylaws of Company, or to any contractual right of first refusal or other right in favor of any person. With the exception of the Charter, the Agreement of Limited Partnership, existing registration rights agreements, the Credit Agreement, dated as of April 25, 1997, among the Operating Partnership, the Company, the Lender Parties named therein and NationsBank of Texas, N.A., the Restated Note Agreement, dated as of July 1, 1996, with respect to the Operating Partnership's Series A-1, Series A-2 and Series A-3 7.9% Guaranteed Senior Promissory Notes due June 15, 2006 and Series B 8% Guaranteed Senior Promissory Notes due December 12, 2006, and the Note Purchase Agreement, dated as of December 15, 1994, and amended as of August 31, 1995, with respect to the Operating Partnership's Series A 8.68% Guaranteed Senior Promissory Notes due December 15, 2004 and Series B 8.73% Guaranteed Senior Promissory Notes due June 15, 2005, there are no agreements or understandings in effect restricting the voting rights, the distribution rights or any other rights or privileges of the holders of the Preference Units, or upon exchange, the Preferred Shares.

          (k) There is no action, suit, proceeding or investigation pending or, to Operating Partnership's and Company's knowledge, currently threatened against Operating Partnership or Company that questions the validity of this Agreement or the right of Operating Partnership or Company to enter into this Agreement, to consummate the transactions contemplated hereby, or that would reasonably be expected to, either individually or in the aggregate, have a material adverse affect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company, or result in any change in the current equity ownership of Operating Partnership or Company, nor is Company or Operating Partnership aware that there is any basis for the foregoing.

          (l) Neither Operating Partnership nor Company is in default or violation of (i) any law, rule, regulation, order, judgement or decree applicable to it or by which any of its properties or assets is bound or affected, or (ii) any note, bond, mortgage, indenture or obligation to which it is a party or by which Operating Partnership or Company or any property or asset of Company or Operating Partnership is bound or affected, except for any such conflicts, defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company.

          (m) Operating Partnership and Company hereby consent to any pledge and release of such pledge of the Preference Units, and to any pledge and release of such pledge of any Preferred Shares into which such Preference Units are exchanged, to secure the obligations of Contributor; so long as the pledge and exercise of remedies thereunder shall be subject in all respects to the provisions of the Agreement of Limited Partnership.

          (n) 90% or more of Operating Partnership's gross income presently constitutes "qualifying income" within the meaning of Code Section 7704(d).

          Operating Partnership and Company hereby expressly permit Shearman & Sterling, as counsel to Contributor and Eaton Vance Management, to rely upon the representations and warranties set forth in PARAGRAPH 8 as if such representations and warranties were made by Operating Partnership and Company directly to Shearman & Sterling.

         9.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The representations
               ------------------------------------------
and warranties set forth in PARAGRAPHS 7 and 8 shall survive the Closing.

        10.    BROKERS.  Each party represents and warrants to the other that it
               -------
has dealt with no broker, finder or other person (collectively, "Broker") with
                                                                 ------
respect to this Agreement or the transactions contemplated hereby and that no Broker is entitled to a commission as a result of this transaction, except for Merrill Lynch & Co. Operating Partnership is responsible for the commission to
Merrill Lynch & Co. pursuant to a separate agreement.   Each of (a) Operating
Partnership and Company, severally and not jointly, on the one hand, and (b) Contributor on the other hand, agrees to indemnify and hold harmless the other party against any loss, liability, damage, expense or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Such indemnity obligation shall be deemed to include the payment of reasonable attorney's fees and court costs incurred in defending any such claim. The provisions of this PARAGRAPH 10 shall survive the Closing.

        11.    COMPLETE AGREEMENT.  This Agreement represents the entire
               ------------------
agreement between Contributor, Operating Partnership and Company covering everything agreed upon or understood in this transaction and all other prior agreements, written or oral, including any prior subscription agreements or letters, are merged into this Agreement. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof in effect between the parties. No change or addition shall be made to this Agreement except by a written agreement executed by Contributor, Operating Partnership and Company.

        12.    AUTHORIZED SIGNATORIES.  The persons executing this Agreement for
               ----------------------
and on behalf of Contributor, Operating Partnership and Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

        13.    PARTIAL INVALIDITY.  If any term, covenant or condition of this
               ------------------
Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

        14.    MISCELLANEOUS.  (a)  Governing Law.  This Agreement shall be
               -------------        -------------
interpreted and enforced according to the internal laws of the State of New
York.

          (b) Headings; Sections.  All headings and sections of this Agreement
              ------------------
are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

          (c) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

          (d) No Benefit For Third Parties.  The provisions of this Agreement
              ----------------------------
are intended to be for the sole benefit of the parties hereto and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

          (e) Rights and Obligations.  The rights and obligations of
              ----------------------
Contributors, Operating Partnership and Company shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns in accordance with the provisions of Article 11 and Section
16.6 of the Agreement of Limited Partnership.

          (f) Limitation of Liability.  The liability of Contributor hereunder
              -----------------------
shall be limited to the Contribution Amount.

        15.    NOTICES.  All notices and other communications required or
               -------
permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier's transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier's transmission confirmation report.

          Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

          If to Contributor:    Belair Capital Fund LLC
                                c/o Eaton Vance Management
                                24 Federal Street
                                Boston, Massachusetts  02110
                                Attention:  Mr. Alan Dynner
                                Fax:  (617) 338-8054

          If to Operating Partnership
          or Company:           National Golf Properties, Inc.
                                2951 28th Street
                                Suite 3001
                                Santa Monica, CA 90405
                                Attention: Mr. Edward R. Sause
                                Fax: (310) 664-6170

          16.  PRESS RELEASES.  Contributor, Operating Partnership and Company
               --------------
each agrees that it will not issue any press release, advertisement or other public communication with respect to this Agreement or transaction contemplated therein without the prior consent of the other party hereto, except to the extent such communication is required by applicable law or by the New York Stock Exchange Rules; provided, however, that in such event such party shall use best efforts to deliver a copy of the proposed press release, advertisement or other public communication to the other party prior to the publication thereof and shall grant the other party an opportunity to review the same and shall make reasonable revisions to such communication requested by such other party.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.

                              CONTRIBUTOR:

                              BELAIR CAPITAL FUND LLC

                              By: Eaton Vance Management, as its Manager


                                    By: /s/ Thomas Otis
                                       -------------------------
                                         Name:  Thomas Otis
                                         Title: Vice President


                              OPERATING PARTNERSHIP:

                              NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

                              By: NATIONAL GOLF PROPERTIES, INC., its general partner


                                    By: /s/ James M. Stanich
                                       -------------------------
                                         Name:  James M. Stanich
                                         Title: President


                              COMPANY:

                              NATIONAL GOLF PROPERTIES, INC.

                                    By: /s/ James M. Stanich
                                       -------------------------
                                         Name:  James M. Stanich
                                         Title: President